UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     February 25, 2009

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2009, Brown-Forman Corporation (the "Company") announced that effective May 1, 2009, James L. Bareuther will move into the new position of Executive Vice President for Global Business Development for the Company. Mr. Bareuther, age 63, is currently an Executive Vice President and the Chief Operating Officer for the Company, a position in which he has served since July 2006. From August 2003 to July 2006, he served as Executive Vice President and Chief Operating Officer of Brown-Forman Beverages, overseeing operations globally for the Company's spirits and wine brands. Mr. Bareuther has been with the Company since 1994.

The Company also announced on February 25, 2009 that Mark I. McCallum is being appointed as Executive Vice President and Chief Operating Officer of the Company, effective May 1, 2009. Mr. McCallum, age 54, has served as Executive Vice President and Chief Brands Officer for the Company since May 2006. From July 2003 to May 2006, he was Senior Vice President and Chief Marketing Officer, responsible for the marketing and global brand development for all of the Company's spirits and wine brands. From 2001 to 2003, Mr. McCallum was Executive Vice President of Marketing for Darden Restaurants.

The terms of any amended compensation arrangements for Mr. Bareuther and Mr. McCallum in connection with these appointments have not been determined at this time, but will be reported when finalized and approved. There are no related person transactions between the Company and either Mr. Bareuther or Mr. McCallum.

Item 7.01.  Regulation FD Disclosure

A copy of the press release issued in connection with appointments of certain officers of the Company is furnished herewith as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

      99.1     Press release dated February 25, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   February 25, 2009                  By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and
                                                Associate General Counsel



Exhibit Index

Exhibit
Number     Description

99.1       Press Release issued by Brown-Forman Corporation on February 25,
           2009.

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES CHIEF OPERATING OFFICER SUCCESSION

Louisville, KY, February 25, 2009 - As a next step in a succession planning process that has occurred over the last several years, Brown-Forman announced today that long-term senior executive James L. Bareuther has been appointed to the new position of executive vice president for global business development, effective May 1. He will continue to report to Brown-Forman Chief Executive Officer Paul Varga.

In his new role, Bareuther will continue to serve on the company's most senior leadership team and he will be responsible for Brown-Forman's work with key industry organizations in the global spirits and wine business. He will be particularly active with The Distilled Spirits Council of the U.S. (DISCUS), The Century Council, and the Wine Institute, and will work very closely with the company's corporate affairs team on global trade policies and practices.

Bareuther, who will reach the company's mandatory retirement age in October 2010, has served as executive vice president and chief operating officer for the company since 2003. He has been with Brown-Forman since 1994.

"This natural next phase in our succession process is something that Jim and I have been working on for some time, and with about 18 months until his retirement, we both believe this is a good time to take the step we are announcing today." said Brown-Forman Chief Executive Officer Paul Varga. "Jim has done a superb job over the years for both our company and our industry and we look forward to him continuing to play a strong leadership role over the next year and a half."

Brown-Forman also announced that Mark McCallum has been named to succeed Bareuther as the company's executive vice president and chief operating officer, effective May 1. In his new role, McCallum will be responsible for Brown-Forman's regional business activities across the globe. He, too, will report to CEO Paul Varga.

McCallum joined Brown-Forman in 2003 as chief marketing officer for its spirits brands and in 2006, he was promoted to chief brands officer, responsible for the global brand development and marketing for all of the company's spirits and wines brands. Prior to joining Brown-Forman, McCallum spent 25 years in executive positions around the world with Darden Restaurants, Vlasic Foods International, the Campbell Soup Company, and General Foods/Cadbury Schweppes, PLC.

"Mark has done great work with our brands over the last five years and he has made significant contributions as an executive leader at Brown-Forman," stated Varga. "His breadth of international experience and commitment to producing the highest quality results will serve him well as our new chief operating officer."

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia, Canadian Mist, Fetzer, Korbel, Gentleman Jack, el Jimador, Tequila Herradura, Sonoma-Cutrer, Chambord, Tuaca, Woodford Reserve, and Bonterra.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:

This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - Continuation of the U.S. or global economic downturn or ongoing turmoil in world financial markets (and related credit and capital market instability and illiquidity; decreased consumer and trade spending; higher unemployment; supplier, customer and consumer credit problems, etc.);
 - pricing, marketing and other competitive activity focused against our major brands;
 - continued or further decline in consumer confidence or spending, whether related to U.S. and global economic conditions, war, natural disasters, terrorist attacks or other factors;
 - tax increases, changes in tax rules (e.g., LIFO treatment for inventory), tariff barriers and/or other restrictions affecting beverage alcohol, whether at the U.S. federal or state level or in other major markets around the world, and the unpredictability or suddenness with which they can occur;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or in our other major markets;
 - fluctuations in the U.S. Dollar against foreign currencies, especially the British Pound, Euro, Australian Dollar, Polish Zloty and the South African Rand;
 - reduced bar, restaurant, hotel and other on-premise business, including consumer shifts to discount stores and other price sensitive purchases and venues;
 - longer-term, a change in consumer preferences, societal attitudes or cultural trends that results in the reduced consumption of our premium spirits brands or our ready-to-drink products;
 - distribution arrangement changes in major markets that limit our ability to market or sell our products;
 - adverse impacts as a consequence of our acquisitions, acquisition strategies, integration of acquired businesses, or conforming them to the company's trade practice standards, financial controls environment and U.S. public company requirements;
 - price increases in energy or raw materials, such as grapes, grain, agave, wood, glass, and plastic;
 - changes in climate conditions, agricultural uncertainties, our suppliers' financial hardships or other supply limitations that adversely affect supply, price, availability, quality, or health of grapes, agave, grain, glass, closures or wood;
 - negative public media related to our company, brands, personnel, operations, business performance or prospects;
 - counterfeit production, tampering, or contamination of our products and any resulting negative effect on our sales, intellectual property rights, or brand equity;
 - adverse developments stemming from state or federal investigations of beverage alcohol industry marketing or trade practices of suppliers, distributors or retailers; and
 - impairment in the recorded value of inventory, fixed assets, goodwill or other acquired intangibles.